Exhibit 99.1



AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - SECOND QUARTER 2003
(in thousands, except %)


                                    Three months ended June 30,   Three months ended June 30,
                                    --------------------------- -----------------------------
                                       2003             %           2002              %
                                    -----------  -------------- -----------  ----------------
COMPOSITION
------------------------------------
Revenues:
 Retirement Centers
   Independent living                  $31,379            34.6%    $29,965            36.6%
   Assisted living                      10,696            11.8%     10,026            12.3%
   Skilled Nursing                      15,181            16.8%     14,245            17.4%
   Therapy Revenue                       4,704             5.2%      3,329             4.1%
   Ancillary Services                    4,548             5.0%      4,728             5.8%
   Net Entry Fee Revenue                 2,144             2.4%      1,847             2.3%
                                    -----------  -------------- -----------  --------------
                                        68,652            75.8%     64,140            78.4%
 Freestanding Assisted Living           19,378            21.4%     15,812            19.3%
                                    -----------  -------------- -----------  --------------
 Total Resident and Healthcare
  Revenue                               88,030            97.1%     79,952            97.7%

 Management Services                     1,314             1.4%        620             0.8%
 Reimbursed Expenses                     1,280             1.4%      1,236             1.5%
                                    -----------  -------------- -----------  --------------
                                         2,594             2.9%      1,856             2.3%
                                    -----------  -------------- -----------  --------------

 Total Revenues                        $90,624           100.0%    $81,808           100.0%



BY SOURCE
------------------------------------
 Private Pay                           $79,996            88.3%    $73,236            89.6%
 Medicare                                8,985             9.9%      7,240             8.8%
 Medicaid                                1,643             1.8%      1,332             1.6%
                                    -----------  -------------- -----------  --------------
 Total                                 $90,624           100.0%    $81,808           100.0%


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - SECOND QUARTER 2003
 ($'s in thousands)


 INCLUDING ENTRY FEE COMMUNITIES:
-------------------------------------
                                       Three months ended June 30,
                                     ------------------------------      $           %
                                          2003             2002        Change      Change
                                     -------------  ---------------  ----------  ----------
Resident & Healthcare revenue             $86,412          $78,457      $7,955        10.1%
Community operating expense                59,754           56,888       2,866         5.0%
                                     -------------  ---------------  ----------  ----------
Community operating contribution          $26,658          $21,569       5,089        23.6%
Community operating margin                   30.8%            27.5%


# Locations                                    53               53
Avg. Occupancy                                 91%              88%
Avg. Occupied Units                         9,272            8,955        $317         3.5%
Avg. Mo. Revenue/unit                       3,107            2,920         186         6.4%



 EXCLUDING ENTRY FEE COMMUNITIES:
-------------------------------------
                                       Three months ended June 30,
                                     ------------------------------       $           %
                                          2003             2002        Change      Change
                                     -------------  ---------------  ----------  ----------
Resident & Healthcare revenue             $66,165           60,075      $6,090        10.1%
Community operating expense                44,942           43,266       1,676         3.9%
                                     -------------  ---------------  ----------  ----------
Community operating contribution          $21,223          $16,809       4,414        26.3%
Community operating margin                   32.1%            28.0%


# Locations                                    48               48
Avg. Occupancy                                 91%              87%
Avg. Occupied Units                         7,207            6,942        $265         3.8%
Avg. Mo. Revenue/unit                       3,060            2,885         176         6.1%



* This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared. Three communities that are currently being held for sale and as discontinued operations and one community with an expansion opening in May 2003 have been excluded.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
ENTRY FEE COMMUNITIES - SECOND QUARTER 2003
 ($'s in thousands)



                                   Owned       Freedom
                                 & Leased       Square       Total
                               -------------  ----------  -----------
Entry Fee Units:
  Total Units                         1,704         362        2,066
  Occupancy                            92.0%       96.1%        92.7%
  Available Units                       137          14          151


Resale Cash Flow Summary:
   # of Sales                            55          18           73
   Gross Sales                       $8,365      $1,896      $10,261
   Net Sales after Refunds            5,163       1,413        6,576


Entry Fee Unit Valuation:
 *
   Available Units                  $23,089      $1,603      $24,692
   Total Unit Value                 287,435      41,460      328,895


* The EF Unit Valuation is based on current sale prices of the units. The Total Unit Value includes all units both sold and unsold within each community.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - SECOND QUARTER 2003
 ($'s in thousands)


                                Q1 02      Q2 02      Q3 02        Q4 02       Q1 03      Q2 03
                              ---------- --------- ------------ -----------  ---------  ---------
Resident and healthcare
 revenue                        $14,757   $15,812      $17,378     $18,191    $18,771    $19,378
Community operating expense      14,133    14,626       15,394      15,689     15,773     15,593
                              ---------- --------- ------------ -----------  ---------  ---------
Community operating
 contribution                       624     1,186        1,984       2,502      2,998      3,785


Ending Occupancy                  1,817     1,968        2,112       2,129      2,135      2,145
Ending Occupancy %                 69.5%     75.3%        80.7%       81.4%      81.6%      81.8%


Average Monthly Occupancy         1,733     1,853        2,027       2,116      2,124      2,132
Monthly Revenue per unit          2,838     2,844        2,858       2,866      2,946      3,030

NOTE: Excludes two non-consolidated joint ventures and three communities held for sale and as discontinued operations. All periods have been reclassed to conform to this presentation.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - SECOND QUARTER 2003


UNIT CAPACITY BY COMMUNITY TYPE
-----------------------------------

                                             Locations   Capacity
                                             ---------- ----------
Rental Retirement Centers:
   Owned-100%                                        7      1,693
   Leased                                           14      3,877
   Managed with purchase rights                      2        533
   Managed - other                                   1        324
                                             ---------- ----------
                                                    24      6,427

Entry Fee Retirement Centers:
   Owned-100%                                        4      1,720
   Leased                                            1        554
   Managed-Freedom Square                            1        735
   Managed-other                                     2        506
                                             ---------- ----------
                                                     8      3,515

Freestanding AL's:
   Owned-100%                                        9        871
   Owned-Joint Venture                               3        256
   Leased                                           21      1,876
                                             ---------- ----------
                                                    33      3,003

All Communities:
   Owned-100%                                       20      4,284
   Owned-Joint Venture                               3        256
   Leased                                           36      6,307
   Managed with purchase rights                      2        533
   Managed-Freedom Square                            1        735
   Managed-other                                     3        830
                                             ---------- ----------
                                                    65     12,945

Note: Leased communities include both operating and capital leases. Two of the three Owned-Joint Ventures are managed and are not consolidated.